UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 17, 2023

Alpine 4 Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-40913	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)
2525 E Arizona Biltmore Circle, Suite 237
Phoenix, AZ 85016
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ALPP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01    Entry into a Material Definitive Agreement.

Purchase Agreement

On November 17, 2023, Alpine 4 Holdings, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”) entered into a purchase agreement (the “Purchase Agreement”) with Ionic Ventures, LLC (“Ionic Ventures”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, we have the right to direct Ionic Ventures to purchase up to an aggregate of $32,000,000 of shares of our Class A common stock (the “Purchase Shares”) over the 36-month term of the Purchase Agreement.

Our right to commence sales and Ionic Ventures’ obligation to purchase the Purchase Shares pursuant to the Purchase Agreement is subject to the satisfaction of certain commencement conditions, including, without limitation, the effectiveness of the registration statement registering the Purchase Shares for resale, that all securities to be issued to Ionic Ventures under the Purchase Agreement and Registration Rights Agreement shall have been approved for listing on the Nasdaq Capital Market, and that the representations and warranties of both the Company and Ionic Ventures shall be true and correct in all material respects as of the commencement date.

After the satisfaction of the commencement conditions, we will have the right to present Ionic Ventures with a regular purchase notice directing Ionic Ventures to purchase any amount up to $2,000,000 of our Class A common stock per trading day, at a per share price equal to 95% (or 80% if our Class A common stock is not then trading on the Nasdaq Capital Market) of the average of the two lowest volume weighted average prices (“VWAP”) over a specified measurement period, as described further in the Purchase Agreement.

We are also eligible to present Ionic Ventures with an exemption Purchase Notice directing Ionic Ventures to purchase, (i) on the date of the execution of the Purchase Agreement up to an aggregate amount of $1,000,000 and (ii) immediately following the date that the registration statement registering the resale of the Purchase Shares has been declared effective and the requisite stockholder approval for the transactions contemplated by the Purchase Agreement has been obtained by Company, up to an aggregate amount of $1,000,000, at a per share price equal to 90% (or 80% if our Class A common stock is not then trading on the Nasdaq Capital Market) of the average of the two lowest VWAPs over a specified measurement period, as described further in the Purchase Agreement. Upon delivery of an exemption Purchase Notice to Ionic Ventures, we shall also deliver an additional 250,000 shares of Class A common stock to Ionic Ventures.

With each purchase under the Purchase Agreement, we are also required to deliver to Ionic Ventures the Commitment Shares, which is equal to 2.5% of the number of shares of Class A common stock deliverable upon such purchase. The Commitment Shares shall be issued to Ionic Ventures on the Purchase Settlement Date. The number of shares of Class A common Stock that we can issue to Ionic Ventures from time to time under the Purchase Agreement shall be subject to the limit of the Ionic Ventures not owning more than 4.99% of the then issued and outstanding shares of our Class A common stock (the “Beneficial Ownership Limitation”).

In addition, Ionic Ventures will not be required to buy any shares of our Class A common stock pursuant to a Purchase Notice on any trading day on which the closing trade price of our Class A common stock is below $0.20. We will control the timing and amount of sales of our Class A common stock to Ionic Ventures. Ionic Ventures has no right to require any sales by us, and is obligated to make purchases from us as directed solely by us in accordance with the Purchase Agreement. The Purchase Agreement provides that we will not be required or permitted to issue, and Ionic Ventures will not be required to purchase, any shares under the Purchase Agreement if such issuance would violate Nasdaq rules, and we may, in our sole discretion, determine whether to obtain stockholder approval to issue shares in excess of 19.99% of our outstanding shares of Class A common stock if such issuance would require stockholder approval under Nasdaq rules.

We will control the timing and amount of future sales, if any, of Purchase Shares to Ionic Ventures. Ionic Ventures has no right to require us to sell any Purchase Shares to Ionic, but Ionic Ventures is obligated to make purchases as we direct, subject to certain conditions.

The Purchase Agreement and the Registration Rights Agreement (discussed below) each contain representations, warranties, covenants, closing conditions and indemnification and termination provisions by, between and for the benefit of the parties which are customary of transactions of this nature. Additionally, sales to Ionic Ventures under the Purchase Agreement may be limited, to the extent applicable, by Nasdaq and SEC rules.

The Purchase Agreement may be terminated by us if certain conditions to commence have not been satisfied by December 31, 2023. The Purchase Agreement may also be terminated by us at any time after commencement, at our discretion; provided, however, that if we have sold less than $15,000,000 worth of our shares of Class A common stock to Ionic Ventures (other than as a result of our inability to sell shares to Ionic Ventures as a result of the Beneficial Ownership Limitation, our failure to have sufficient shares authorized or our failure to obtain stockholder approval to issue more than 19.99% of our outstanding shares), we will pay to Ionic Ventures a termination fee of $500,000, which is payable, at our option, in cash or in shares of Class A common stock at a price equal to the closing price on the day immediately preceding the date of receipt of the termination notice. Further, the Purchase Agreement will automatically terminate on the date that we sell, and Ionic Ventures purchases, the full $32,000,000 amount under the agreement or, if the full amount has not been purchased, on the expiration of the 36-month term of the Purchase Agreement.

Registration Rights Agreement

Concurrently with entering into the Purchase Agreement, we also entered into the Registration Rights Agreement (the “Registration Rights Agreement”), in which we agreed to file one or more registration statements, as necessary, to register under the Securities Act the resale of all of the shares of Class A common stock that may, from time to time, be issued or become issuable to Ionic Ventures under the Purchase Agreement and the Registration Rights Agreement. The Registration Rights Agreement requires that we file, within 30 days after signing, a resale registration statement and use commercially reasonable efforts to have such resale registration statement declared effective by the SEC on or before the earlier of (i) 60 days after signing (or 90 days if such registration statement is subject to full review by the SEC) and (ii) the 2nd business day after we are notified we will not be subject to further SEC review. If we fail to timely file such registration statement, then we will be required to issue to Ionic Ventures 100,000 shares of our Class A common stock within two trading days after such failure. If we fail to have such registration statement declared effective by the specified deadline, then we will be required to issue to Ionic Ventures 100,000 shares of our Class A common stock within 2 trading days after such failure.

Provisional Waivers and Consent Agreements

Mast Hill Waiver

On November 17, 2023, we entered into a Provisional Waiver and Consent Agreement (the “Mast Hill Waiver and Consent Agreement”) with Mast Hill Fund L.P. (“Mast Hill”).

By way of background, as previously disclosed, on June 29, 2023, we entered into that certain securities purchase agreement with Mast Hill (the “Mast Hill Agreement”) pursuant to which we issued and sold to Mast Hill (i) a promissory note, in the aggregate principal amount of $1,670,000.00 (the “Mast Hill Note”), (ii) a common stock purchase warrant to purchase 200,000 shares of Common Stock (the “Mast Hill Warrant” and collectively, with the Mast Hill Agreement and Mast Hill Note, the “Mast Hill Transaction Documents”) and, (iii) up to an aggregate of 1,267,400 shares of Common Stock (the “Mast Hill Commitment Shares”) to Mast Hill as additional consideration for the purchase of the Mast Hill Note.

Pursuant to the Mast Hill Waiver and Consent Agreement, Mast Hill agreed, among other things, to (i) waive certain provisions under the Mast Hill Transaction Documents (which waiver related solely to the Purchase Agreement with Ionic (the “Ionic Financing”) discussed above), and (ii) consent to the Ionic Financing. We agreed to make certain payments to Mast Hill from the proceeds of the Ionic Financing.

Alan Martin Waiver

On October 26, 2023, we entered into a Provisional Waiver and Consent Agreement with Mr. Alan Martin (the “Martin Waiver and Consent Agreement).

By way of additional information, as previously disclosed, we previously entered into a settlement agreement with Alan Martin (the “Martin Settlement”) pursuant to which Martin is entitled to receive the following payments from us: $100,000 payable on or before August 3, 2023; 250,000 shares of Class A common stock issued immediately upon execution of the Martin Settlement; $2,000,000 payable on or before October 31, 2023 and a $1,800,000 note payable with monthly payments of $75,000 beginning on December 1, 2023 with a final payment of $900,000 payable on or before December 1, 2024 (collectively, the “Martin Settlement Payments”).

Pursuant to the Martin Waiver and Consent Agreement, Mr. Martin agreed, among other things to (i) amend certain provisions of the Martin Settlement, and (ii) consent to the Ionic Financing.

Financial Advisor Agreement

In connection with the Ionic Ventures transaction described above, we entered into a financial advisor agreement (the "Financial Advisor Agreement"), pursuant to which we have engaged A.G.P./Alliance Global Partners, (the "Financial Advisor"), as our exclusive financial advisor. We have agreed to pay to the Financial Advisor fee equal to 7% of the purchase amount of each put in cash.

We have also agreed to reimburse the Financial Advisor for legal and other expenses incurred by the Financial Advisor in connection with this transaction in an amount equal to $80,000 and for certain non-accountable expenses, up to $10,000.

The Financial Advisor may be deemed to be an underwriter within the meaning of Section 2(a)(11) of the Securities Act, and any commissions received by it and any profit realized on the resale of the shares sold by it while acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. As an underwriter, the Placement Agent would be required to comply with the requirements of the Securities Act and the Exchange Act, including, without limitation, Rule 415(a)(4) under the Securities Act and Rule 10b-5 and Regulation M under the Exchange Act. These rules and regulations may limit the timing of purchases and sales of shares by the Placement Agent acting as principal. Under these rules and regulations, the Placement Agent:
•may not engage in any stabilization activity in connection with our securities; and
•may not bid for or purchase any of our securities or attempt to induce any person to purchase any of our securities, other than as permitted under the Exchange Act, until it has completed its participation in the distribution.

We have agreed to indemnify the Financial Advisor against certain liabilities, including liabilities under the Securities Act, and to contribute to payments that the placement agent may be required to make for these liabilities.

The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement, the Mast Hill Waiver and Consent Agreement, the Martin Waiver and Consent Agreement, and the Financial Advisor Agreement do not purport to be complete and are qualified in their entirety to the full text of such documents, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5 hereto, and are incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02    Unregistered Sales of Equity Securities

The disclosure set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Forward-Looking Statements

This Report and the exhibit(s) attached hereto, including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “intends,” “anticipates,” “expects,” “estimates,” “believes” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Commission, reports to the stockholders of the Company and other publicly available statements issued or released by the Company involve known and unknown risks, uncertainties and other factors which could cause the Company’s actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect the Company’s business and the accuracy of the forward-looking statements contained herein. The Company’s actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements. The Company expressly disclaims any obligation or intention to update these forward-looking statements contained in this Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Purchase Agreement, dated November 17, 2023, by and between Alpine 4 Holdings, Inc. and Ionic Ventures, LLC
10.2	Registration Rights Agreement, dated November 17, 2023, by and between Alpine 4 Holdings, Inc. and Ionic Ventures, LLC
10.3	Mast Hill Waiver and Consent Agreement, dated November 17, 2023, by and between Alpine 4 Holdings, Inc. and Mast Hill Fund L.P.
10.4	Alan Martin Waiver and Consent Agreement, dated October 26, 2023, by and between Alpine 4 Holdings, Inc. and Mr. Alan Martin
10.5	Financial Advisor Agreement, dated November 17, 2023, by and between Alpine 4 Holdings, Inc. and A.G.P./Alliance Global Partners
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By: /s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

Date: November 22, 2023